================================================================================


                                -----------------
                                  ANNUAL REPORT
                                -----------------
                                December 31, 1999
                                -----------------


                                   Value Line
                                Leveraged Growth
                                 Investors, Inc.


                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Leveraged Growth Investors, Inc.

                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------


To Our Shareholders:

We are pleased to report that Value Line Leveraged Growth Investors completed an excellent six- and twelve-month performance record December 31, 1999. For the full year, the Fund beat the benchmark Standard & Poor's 500 Index by nearly 10 full percentage points; during the second half, we outperformed by better than eight percentage points. (Returns for both the Fund and the index include reinvested dividends.) The actual performance record is as follows:

                                                Leveraged
                                                 Growth
                                                Investors              S&P 500
                                               -----------             -------
Second half ...........................          15.95%                 7.71%
Full year .............................          30.99                 21.04

In our last semiannual report to shareholders, covering the first six months of 1999, we detailed the "cyclical rotation" that took place in the spring, whereby smaller-capitalization stocks and those of cyclical or commodity-based companies commanded investors' focus at the expense of larger-cap growth stocks. While this hurt the Fund's performance from roughly late March to the middle of June, marketplace conditions began to turn around during the summer. By the time crisp autumn air settled in, growth equities had resumed their historic market dominance, leading to a powerful rally into the end of 1999.

One factor that momentarily distracted investors last fall was the series of interest-rate hikes, including both market-induced increases in long-term rates and a suite of three short-term rate hikes orchestrated by the Federal Open Market Committee. Recall, however, that the Fed had lowered rates by three-quarters of a percentage point back during the global economic collapse in the fall of 1998, so its tighter 1999 monetary policy only returned the Federal Funds and Discount Rate environment to the level in place during the summer of 1998.

It is difficult to gauge the Federal Reserve's monetary posture in the opening months of the new year. On the one hand, it's clear that the fourth quarter of 1999 saw Gross Domestic Product expand briskly on the heels of a very strong 5.7% third-quarter gain. Such strong growth may well prompt the Fed to put on the monetary brakes throughout the spring, in order to keep the economy from overheating. On the other hand, part of the economic expansion during last year's second half was prompted by inventory stocking in advance of the Year 2000 event, and now that that date has come and gone those inventories must be worked down, causing weaker-than-trendline economic growth. (For further details, see our Economic Observations nearby.)

In any case, we remain convinced that a diversified portfolio of high-quality growth stocks, especially those identified by the Value Line Timeliness Ranking System, will continue to deliver superior long-term returns to investors, despite short-term volatility. We appreciate your continued confidence in Value Line, and wish you the best for the new year.


                                                      Sincerely,

                                                      /s/ Jean Bernhard Buttner

                                                      Jean Bernhard Buttner
                                                      Chairman and President


January 20, 2000


--------------------------------------------------------------------------------
2

                                     Value Line Leveraged Growth Investors, Inc.

Growth Investors Shareholders
--------------------------------------------------------------------------------

Economic Observations

The American economy continues to perform well as we proceed through the first quarter of 2000. Evidence of this healthy level of business activity can be found in the strong pace of manufacturing, the acceleration in job growth, and the generally solid performances by the auto, housing, and retail sectors. Overall, we estimate that GDP growth will average 3.0%-3.5% for the year as a whole, making 2000 the tenth year in a row of sustained economic growth in this country.

Inflationary pressures, meanwhile, continue to be held largely at bay, in spite of a tightening labor market and a further recent rise in energy prices, with strong increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, a gradual uptrend in cost pressures does seem likely over the next several quarters. The Federal Reserve, taking note of this somewhat higher expense structure, is likely to chart a modestly more restrictive monetary course in the months ahead, with additional, albeit rather modest, interest rate increases being quite possible.


*Performance Data:

                                                                   Growth of
                                              Average              an Assumed
                                               Annual             Investment of
                                            Total Return             $10,000
                                            ------------          -------------
 1 year ended 12/31/99.................         30.99%               $13,099
 5 years ended 12/31/99................         30.57%               $37,954
10 years ended 12/31/99................         19.55%               $59,645

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
                                                                               3

Value Line Leveraged Growth Investors, Inc.
--------------------------------------------------------------------------------

             COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT
                    IN VALUE LINE LEVERAGED GROWTH INVESTORS
                          AND THE S&P 500 STOCK INDEX*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                             Value Line Leveraged
                            Growth Investors Fund       S & P 500 Index
                            ---------------------       ---------------
1/90                                 $10,000               $10,000
3/90                                 $ 9,623               $ 9,699
6/90                                 $10,606               $10,308
9/90                                 $ 8,943               $ 8,893
12/90                                $ 9,839               $ 9,689
3/91                                 $12,034               $11,094
6/91                                 $11,778               $11,068
9/91                                 $12,722               $11,658
12/91                                $14,400               $12,635
3/92                                 $13,395               $12,316
6/92                                 $12,142               $12,550
9/92                                 $12,659               $12,946
12/92                                $14,045               $13,596
3/93                                 $14,603               $14,189
6/93                                 $15,161               $14,257
9/93                                 $16,829               $14,624
12/93                                $16,321               $14,963
3/94                                 $15,461               $14,397
6/94                                 $14,601               $14,457
9/94                                 $15,679               $15,163
12/94                                $15,716               $15,160
3/95                                 $17,045               $16,634
6/95                                 $19,194               $18,220
9/95                                 $21,580               $19,667
12/95                                $21,540               $20,850
3/96                                 $23,150               $21,969
6/96                                 $23,921               $22,954
9/96                                 $25,954               $23,663
12/96                                $26,345               $25,634
3/97                                 $24,648               $26,323
6/97                                 $29,288               $30,915
9/97                                 $33,493               $33,229
12/97                                $32,614               $34,183
3/98                                 $37,463               $38,948
6/98                                 $40,093               $40,234
9/98                                 $34,768               $36,239
12/98                                $45,537               $43,951
3/99                                 $50,362               $46,140
6/99                                 $51,444               $49,392
9/99                                 $49,459               $46,310
12/99                                $59,645               $53,198


                           (From 1/1/90 to 12/31/99)

--------------------------------------------------------------------------------
* The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

The return for the index does not reflect expenses which are deducted from the Fund's returns.

--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.

Portfolio Highlights at December 31, 1999 (unaudited)
--------------------------------------------------------------------------------


Ten Largest Holdings
                                                                                                   Value              Percentage
Issue                                                                      Shares              (in thousands)       of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
America Online, Inc. ...........................................           400,000                 $30,175             4.0%
EMC Corp. ......................................................           266,000                  29,061             3.8
Cisco Systems, Inc. ............................................           249,000                  26,674             3.5
Dell Computer Corp. ............................................           500,000                  25,500             3.3
Home Depot, Inc. (The) .........................................           360,000                  24,683             3.2
QUALCOMM Inc. ..................................................           140,000                  24,658             3.2
American International Group, Inc. .............................           225,000                  24,328             3.2
Microsoft Corp. ................................................           200,000                  23,350             3.1
Intel Corp. ....................................................           280,000                  23,048             3.0
Harley-Davidson, Inc. ..........................................           320,000                  20,500             2.7

Five Largest Industry Categories
                                                                            Value                Percentage
Industry                                                               (in thousands)           of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Computer & Peripherals .........................................           $90,955                11.9%
Telecommunications Equipment ...................................            67,344                 8.8
Retail-Special Lines ...........................................            64,494                 8.5
Computer Software & Services ...................................            49,086                 6.4
Financial Services-Diversified .................................            43,901                 5.8

Five Largest Net Security Purchases*
                                                                             Cost
Issue                                                                   (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Nike, Inc. Class "B" ...........................................            $6,054
Adobe Systems, Inc. ............................................             6,000
CVS Corp. ......................................................             5,991
Time Warner, Inc. ..............................................             5,535
VISX, Inc. .....................................................             5,348

Five Largest Net Security Sales*
                                                                           Proceeds
Issue                                                                    (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. ............................................           $14,669
EMC Corp. ......................................................            12,762
Vodafone AirTouch PLC (ADR) ....................................            10,149
Ceridian Corp. .................................................             5,693
AT & T Corp. ...................................................             5,074


* For the six month period ended 12/31/99.

--------------------------------------------------------------------------------
                                                                               5

Value Line Leveraged Growth Investors, Inc.


Schedule of Investments
--------------------------------------------------------------------------------


                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (97.2%)

                ADVERTISING (2.6%)
     200,000    Omnicom Group, Inc.............................         $ 20,000

                BANK (1.9%)
      40,000    Chase Manhattan Corp...........................            3,107
      80,000    State Street Corp..............................            5,845
     100,000    Zions Bancorporation...........................            5,919
                                                                        --------
                                                                          14,871

                BANK--MIDWEST (2.8%)
     225,000    Fifth Third Bancorp............................           16,509
     215,000    Firstar Corp...................................            4,542
                                                                        --------
                                                                          21,051

                COMPUTER &
                  PERIPHERALS (11.9%)
     249,000    Cisco Systems, Inc.*...........................           26,674
     500,000    Dell Computer Corp.*...........................           25,500
     266,000    EMC Corp.*.....................................           29,061
      90,000    International Business
                    Machines Corp..............................            9,720
                                                                        --------
                                                                          90,955

                COMPUTER SOFTWARE
                  & SERVICES (6.4%)
      90,000    Adobe Systems, Inc.............................            6,053
     189,000    Computer Associates
                    International, Inc.........................           13,218
     168,750    Fiserv, Inc.*..................................            6,465
     200,000    Microsoft Corp.*...............................           23,350
                                                                        --------
                                                                          49,086

                DIVERSIFIED
                  COMPANIES (1.9%)
     120,000    Honeywell International Inc....................            6,922
     200,000    Tyco International, Ltd........................            7,775
                                                                        --------
                                                                          14,697

                DRUG (5.3%)
     120,000    Amgen Inc.*....................................            7,207
      70,000    Biogen, Inc.*..................................            5,915
      45,000    Lilly (Eli) & Co...............................            2,993
     100,000    Merck & Co., Inc...............................            6,706
     216,000    Pfizer, Inc....................................            7,007
     250,000    Schering-Plough Corp...........................           10,547
                                                                        --------
                                                                          40,375

                DRUGSTORE (0.8%)
     150,000    CVS Corp.......................................            5,991

                ELECTRIC UTILITY--
                  CENTRAL (1.0%)
     100,000    AES Corp.*.....................................            7,475

                ELECTRICAL
                  EQUIPMENT (2.0%)
     100,000    General Electric Co............................           15,475

                ENTERTAINMENT (2.6%)
     150,000    Clear Channel
                    Communications, Inc.*......................           13,388
      90,000    Time Warner, Inc...............................            6,519
                                                                        --------
                                                                          19,907

                FINANCIAL SERVICES--
                  DIVERSIFIED (5.8%)
      30,000    American Express Co............................            4,988
     225,000    American International
                    Group, Inc.................................           24,328
     262,500    Citigroup Inc..................................           14,585
                                                                        --------
                                                                          43,901

                GROCERY (0.8%)
     180,000    Safeway Inc.*..................................            6,401

                HOTEL/GAMING (0.7%)
     250,000    Mandalay Resort Group*.........................            5,031


--------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 1999
--------------------------------------------------------------------------------


                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------
                HOUSEHOLD
                  PRODUCTS (0.9%)
      60,000    Procter & Gamble Co............................          $ 6,574

                INTERNET (4.0%)
     400,000    America Online, Inc.*..........................           30,175

                MEDICAL SUPPLIES (4.0%)
     100,000    Guidant Corp.*.................................            4,700
     100,000    Johnson & Johnson..............................            9,313
     320,000    Medtronic, Inc.................................           11,660
     100,000    VISX, Inc.*....................................            5,175
                                                                        --------
                                                                          30,848

                OFFICE EQUIPMENT &
                  SUPPLIES (1.1%)
     417,655    Staples, Inc.*.................................            8,666

                RECREATION (5.7%)
     105,000    Carnival Corp..................................            5,020
     150,000    Electronic Arts Inc.*..........................           12,600
     320,000    Harley-Davidson, Inc...........................           20,500
     105,000    Royal Caribbean
                    Cruises, Ltd...............................            5,178
                                                                        --------
                                                                          43,298

                RETAIL BUILDING
                  SUPPLY (4.4%)
     360,000    Home Depot, Inc. (The).........................           24,683
     150,000    Lowe's Companies, Inc..........................            8,962
                                                                        --------
                                                                          33,645

                RETAIL--
                  SPECIAL LINES (8.5%)
     150,000    Abercrombie & Fitch Co.
                    Class "A"*.................................            4,003
     150,000    Bed Bath & Beyond Inc.*........................            5,213
     120,000    Best Buy Co., Inc.*............................            6,022
      80,000    Circuit City Stores--
                    Circuit City Group.........................            3,605
     405,000    Gap, Inc. (The)................................           18,630
     120,000    Intimate Brands, Inc.
                    Class "A"..................................            5,175
     140,000    Tandy Corp.....................................            6,886
      80,000    Tiffany & Co...................................            7,140
     170,000    Williams-Sonoma, Inc.*.........................            7,820
                                                                        --------
                                                                          64,494

                RETAIL STORE (4.0%)
      65,000    Costco Wholesale Corp.*........................            5,931
     100,000    Dayton Hudson Corp.............................            7,344
     140,000    Kohl's Corp.*..................................           10,106
     110,000    Wal-Mart Stores, Inc...........................            7,604
                                                                        --------
                                                                          30,985

                SECURITIES
                  BROKERAGE (1.2%)
     240,000    Schwab (Charles) Corp..........................            9,210

                SEMICONDUCTOR (4.2%)
     280,000    Intel Corp.....................................           23,048
      55,000    PMC-Sierra, Inc.*..............................            8,817
                                                                        --------
                                                                          31,865

                SEMICONDUCTOR
                  CAPITAL
                  EQUIPMENT (1.4%)
      95,000    Altera Corp.*..................................            4,709
      50,000    Applied Materials, Inc.*.......................            6,334
                                                                        --------
                                                                          11,043

                SHOE (0.8%)
     120,000    Nike, Inc. Class "B"...........................            5,947


--------------------------------------------------------------------------------
                                                                               7

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------


                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------
                TELECOMMUNICATIONS
                  EQUIPMENT (8.8%)
     200,000    ADC Telecommunications,
                    Inc.*......................................        $  14,512
     200,000    Loral Space &
                    Communications Ltd*........................            4,863
     140,000    Lucent Technologies Inc........................           10,474
     140,000    QUALCOMM Inc.*.................................           24,658
     200,000    Tellabs, Inc.*.................................           12,837
                                                                        --------
                                                                          67,344

                TELECOMMUNICATION
                  SERVICES (0.7%)
      97,500    MCI WorldCom, Inc.*............................            5,174

                THRIFT (1.0%)
      80,000    Federal Home Loan
                    Mortgage Corp..............................            3,765
      60,000    Federal National Mortgage
                    Association................................            3,746
                                                                        --------
                                                                           7,511
                                                                        --------
                TOTAL COMMON STOCKS
                    AND TOTAL INVESTMENT
                    SECURITIES (97.2%)
                    (Cost $276,717,000) .......................          741,995
                                                                        --------


 Principal                                                          Value
  Amounts                                                   (in thousands except
(in thousands)                                                 per share amount)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.7%)
(including accrued interest)
     $20,500    Collateralized by $16,950,000
                U.S. Treasury Notes 103/4%,
                due 8/15/05 with a value of
                $20,907,000 (with State
                Street Bank & Trust Company
                3.75%, dated 12/31/99,
                due 1/3/00, delivery value
                $20,506,000)...................................         $ 20,502
                                                                        --------
CASH AND OTHER ASSETS
    IN EXCESS OF
    LIABILITIES (0.1%).........................................              706
                                                                        --------
NET ASSETS (100.0%) ...........................................         $763,203
                                                                        ========
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER
    OUTSTANDING SHARE
    ($763,202,719 / 13,162,558 shares of
    capital stock outstanding) ................................          $ 57.98
                                                                        ========
* Non-income producing.

(ADR) American Depositary Receipts.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.


Statement of Assets and Liabilities
at December 31, 1999
--------------------------------------------------------------------------------

                                                                 (In thousands
                                                               except per share
                                                                    amount)
                                                                ---------------
Assets:
Investment securities, at value
  (Cost--$276,717)...........................................          $741,995
Repurchase agreement
  (Cost--$20,502) ...........................................            20,502
Cash .......................................................                10
Receivable for capital shares sold .........................             1,171
Dividends receivable .......................................               253
Prepaid insurance expense ..................................                11
                                                                      --------
      Total Assets .........................................           763,942
                                                                      --------
Liabilities:
Payable for capital shares repurchased......................               188
Accrued expenses:
  Advisory fee .............................................               470
  Other ....................................................                81
                                                                      --------
      Total Liabilities ....................................               739
                                                                      --------
Net Assets .................................................          $763,203
                                                                      ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000, outstanding
  13,162,558 shares)........................................          $ 13,162
Additional paid-in capital .................................           261,080
Undistributed net realized gain
  on investments............................................            23,683
Net unrealized appreciation
  of investments............................................           465,278
                                                                      --------
Net Assets .................................................          $763,203
                                                                      ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($763,202,719 / 13,162,558
  shares outstanding) ......................................           $ 57.98
                                                                      ========


Statement of Operations
for the Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                                                 (In thousands)
                                                                  ------------
Investment Income:
Dividends ..................................................          $ 2,684
Interest ...................................................              922
                                                                     --------
      Total Income .........................................            3,606
                                                                     --------
Expenses:
Advisory fee ...............................................            4,955
Transfer agent fees ........................................              168
Custodian fees .............................................               64
Printing ...................................................               49
Postage ....................................................               39
Auditing and legal fees ....................................               38
Registration and filing fees ...............................               36
Commitment fee .............................................               31
Telephone ..................................................               31
Insurance, dues and other ..................................               16
Directors' fees and expenses ...............................               14
Interest expense ...........................................                6
                                                                     --------
      Total Expenses Before
        Custody Credits ....................................            5,447
      Less: Custody Credits ................................               (4)
                                                                     --------
      Net Expenses .........................................            5,443
                                                                     --------
Net Investment Loss ........................................           (1,837)
                                                                     --------
Net Realized and Unrealized Gain
  on Investments:
  Net Realized Gain ........................................           62,968
  Change in Net
    Unrealized Appreciation ................................          123,405
                                                                     --------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ...........................................          186,373
                                                                     --------
Net Increase in Net Assets
  from Operations ..........................................         $184,536
                                                                     ========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               9

Value Line Leveraged Growth Investors, Inc.


Statement of Changes in Net Assets
for the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------


                                                                  1999         1998
                                                                ----------------------
                                                                    (In thousands)
Operations:
  Net investment loss .......................................   $  (1,837)   $  (1,061)
  Net realized gain on investments ..........................      62,968       38,523
  Change in net unrealized appreciation .....................     123,405      133,597
                                                                ----------------------
  Net increase in net assets from operations ................     184,536      171,059
                                                                ----------------------

Distributions to Shareholders:
  Net realized gain from investment transactions ............     (64,005)     (14,660)
                                                                ----------------------

Capital Share Transactions:
  Proceeds from sale of shares ..............................     802,337      411,246
  Proceeds from reinvestment of distributions to shareholders      59,964       13,826
  Cost of shares repurchased ................................    (828,127)    (405,788)
                                                                ----------------------
  Net increase from capital share transactions ..............      34,174       19,284
                                                                ----------------------

Total Increase in Net Assets ................................     154,705      175,683

Net Assets:
  Beginning of year .........................................     608,498      432,815
                                                                ----------------------
  End of year ...............................................   $ 763,203    $ 608,498
                                                                ======================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.


Notes to Financial Statements                                  December 31, 1999
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

--------------------------------------------------------------------------------
                                                                              11

Value Line Leveraged Growth Investors, Inc.


Notes to Financial Statements
--------------------------------------------------------------------------------


2. Capital Share Transactions, Dividends and Distributions to Shareholders Transactions in capital stock were as follows (in thousands except per share amounts):

                                                     Year Ended      Year Ended
                                                    December 31,    December 31,
                                                       1999             1998
                                                    ----------------------------
Shares sold ...................................      15,046            10,027
Shares issued to shareholders
  in reinvestment
  distributions................................       1,082               298
                                                    ----------------------------
                                                     16,128            10,325
Shares repurchased ............................      15,533             9,921
                                                    ----------------------------
Net increase ..................................         595               404
                                                    ============================
Distributions per share from
  net realized gains...........................      $ 5.20           $ 1.206
                                                    ============================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                    Year Ended
                                                                    December 31,
                                                                       1999
                                                                   ------------
                                                                  (in thousands)
Purchases:
Investment Securities ......................................          $176,362
                                                                      ========
Sales:
Investment Securities ......................................          $219,861
                                                                      ========

At December 31, 1999, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $297,995,000. The aggregate appreciation and depreciation of investments at December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $466,856,000 and $2,354,000, respectively, resulting in a net appreciation of $464,502,000.

Permanent book-tax differences relating to shareholder distributions are reclassified within the composition of net asset accounts. In the current year the Fund reclassified $1,837,000 from accumulated net investment loss to additional paid-in capital. Net investment loss, net realized gain and net assets were not affected by this reclassification.

4.  Investment  Advisory  Contract,   Management  Fees,  and  Transactions  With
Affiliates

An advisory fee of $4,955,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 1999. This was computed at the annual rate of 3/4 of 1% of the average daily net assets during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1999, the Fund paid brokerage commissions totaling $245,561 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated  companies and the Value Line, Inc. Profit Sharing
and  Savings  Plan  owned   1,032,160   shares  of  the  Fund's  capital  stock,
representing 7.8% of the outstanding shares at December 31, 1999.

--------------------------------------------------------------------------------
12

                                     Value Line Leveraged Growth Investors, Inc.


                                                               December 31, 1999
--------------------------------------------------------------------------------


5.   Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which at the Fund's option may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding at December 31, 1999. The weighted average amount of bank loans outstanding for the year ended December 31, 1999, amounted to approximately $94,000 at a weighted average interest rate of 5.95%. For the year ended December 31, 1999, interest expense of approximately $6,000 and commitment fees of approximately $31,000 relating to borrowings under the agreement were paid or payable to SSBT.

--------------------------------------------------------------------------------
                                                                              13

Value Line Leveraged Growth Investors, Inc.

Financial Highlights
--------------------------------------------------------------------------------




Selected data for a share of capital stock outstanding throughout each year:

                                                                               Years Ended December 31,
                                                   ---------------------------------------------------------------------------------
                                                    1999              1998              1997              1996               1995
                                                   ---------------------------------------------------------------------------------
Net asset value, beginning of year ........        $48.42            $35.58            $31.51             $28.50             $23.18
                                                   ---------------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment (loss) income ..........          (.14)             (.08)             (.06)              (.01)               .09
    Net gains or losses on securities
      (both realized and unrealized) ......         14.90             14.13              7.37               6.40               8.48
                                                   ---------------------------------------------------------------------------------
    Total from investment operations ......         14.76             14.05              7.31               6.39               8.57
                                                   ---------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income ..            --                --                --                  #               (.09)
    Distributions from net realized gains .         (5.20)            (1.21)            (3.24)             (3.38)             (3.16)
                                                   ---------------------------------------------------------------------------------
    Total distributions ...................         (5.20)            (1.21)            (3.24)             (3.38)             (3.25)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of year ..............        $57.98            $48.42            $35.58             $31.51             $28.50
                                                   ---------------------------------------------------------------------------------
Total return ..............................         30.99%            39.63%            23.79%             22.31%             37.06%
                                                   ---------------------------------------------------------------------------------

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....      $763,203          $608,498          $432,815           $371,060           $337,280
Ratio of expenses to average net assets
  (including interest expense) ............           .82%(2)           .87%(1)           .86%(1)            .88%(1)            .88%
Ratio of expenses to average
  net assets (excluding interest expense) .           .82%(2)           .84%(1)           .86%(1)            .87%(1)             --
Ratio of net investment (loss) income
  to average net assets ...................          (.28)%            (.22)%           (0.17)%             (.02)%              .31%
Portfolio turnover rate ...................            27%               54%               37%                34%                54%

# Dividend paid was less than one cent.

(1) Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.


See Notes to Financial Statements

--------------------------------------------------------------------------------
14

                                     Value Line Leveraged Growth Investors, Inc.

                                               Report of Independent Accountants

To the Shareholders and Board of Directors of Value Line Leveraged Growth Investors, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Leveraged Growth Investors, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York


February 11, 2000

--------------------------------------------------------------------------------
15

Value Line Leveraged Growth Investors, Inc.


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16